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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 4, 2001

                               PENFORD CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   WASHINGTON
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                    0-11488                           91-1221360
           ------------------------              --------------------
           (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

            777-108TH AVENUE N.E., SUITE 2390
                    BELLEVUE, WASHINGTON                98004-5193
         ----------------------------------------- --------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 462-6000
                                                           ---------------


                        ---------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS

         On May 4, 2001, Penford Corporation ("Penford") issued a press release announcing that both companies have agreed to call off a proposed joint venture effort to create a specialty-starch ingredient manufacturing and distribution business in North America. The companies previously announced their intent to form a limited liability corporation (LLC) for specialty-starch ingredient manufacturing in January, but subsequent negotiations have not produced a final agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)   Exhibits

          99.1 Press release dated May 4, 2001.


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SIGNATURES:

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PENFORD CORPORATION

       May 15, 2001             By /s/ Jeffrey T. Cook
       ------------             ----------------------

            Date                Jeffrey T. Cook
                                President and
                                Chief Executive Officer